UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): June 30, 2008 THE BEAR STEARNS COMPANIES INC.

(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-08989		13-3286161
(Commission File Number)		(IRS Employer Identification No.)

383 Madison Avenue,
New York, NY		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This filing amends the Current Report on Form 8-K filed on June 30, 2008 to include the appendices to the Supplemental Indentures and Trust Preferred Guarantee which are filed as exhibits hereto. For convenience, all of the exhibits to this Current Report are being refiled with this amendment.

Item 8.01.    Other Events.

     On June 30, 2008, The Bear Stearns Companies Inc. (“Bear Stearns”) entered into (i) a Second Supplemental Indenture, dated effective as of June 30, 2008, among Bear Stearns, JPMorgan Chase & Co. (“JPMorgan Chase”) and The Bank of New York, as trustee (to the Indenture, dated as of May 31, 1991, between Bear Stearns and The Bank of New York, as trustee, as amended), which is attached as Exhibit 4.1 hereto and incorporated by reference herein, (ii) a Supplemental Indenture, dated effective as of June 30, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York, as trustee (to the Indenture, dated as of November 14, 2006, between Bear Stearns and The Bank of New York, as trustee) which is attached as Exhibit 4.2 hereto and incorporated by reference herein, (iii) a Third Supplemental Indenture, dated effective as of June 30, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York, as trustee (to the Indenture, dated as of December 16, 1998, between Bear Stearns and The Bank of New York, as trustee, as amended) which is attached as Exhibit 4.3 hereto and incorporated by reference herein ((i), (ii) and (iii) collectively referred to as the “Supplemental Indentures”) and (iv) a First Amendment, dated as of June 30, 2008, among Bear Stearns, JPMorgan Chase and The Bank of New York, as trustee (to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001), which is attached as Exhibit 4.4 hereto and incorporated by reference herein (the “Trust Preferred Guarantee”). In addition, on June 30, 2008, JPMorgan Chase entered into a Preferred Stock Guarantee, dated effective as of June 30, 2008, which is attached as Exhibit 4.5 hereto and incorporated by reference herein (the “Preferred Stock Guarantee”, and together with the Trust Preferred Guarantee and Supplemental Indentures, the “Guarantees”).

     Pursuant to the Supplemental Indentures, JPMorgan Chase fully and unconditionally guaranteed the timely and complete payment when due, whether by acceleration or otherwise, of all liabilities and obligations of Bear Stearns in its capacity as issuer of the following securities: (i) BearLink Alerian MLP Select Index ETN; (ii) Principal Protected Sector Selector Notes Linked to a Basket of U.S. Sector Exchange Traded Funds Due February 2008; (iii) Principal Protected Notes Linked to the S&P 500 Index Due October 2008; (iv) Principal Protected Notes Linked to the Nasdaq-100 Index Due December 2009; (v) Principal Protected Notes Linked to the S&P 500 Index Due November 2009; (vi) Principal Protected Notes Linked to the Dow Jones Industrial Average Due March 2011; (vii) Medium-Term Notes, Linked to a Basket of Three International Equity Indices Due August 2010; and (viii) all other Bear Stearns’ long-term debt issued under an effective registration statement under the Securities Act of 1933, as amended.

     Pursuant to the Trust Preferred Guarantee, JPMorgan Chase fully and unconditionally guaranteed the timely and complete payment when due, whether by acceleration or otherwise, of all liabilities and obligations of Bear Stearns in its capacity as guarantor of the preferred securities of Bear Stearns Capital Trust III, a Delaware statutory business trust.

     Pursuant to the Preferred Stock Guarantee, JPMorgan Chase fully and unconditionally guaranteed to each holder of the (a) 6.15% Cumulative Preferred Stock, Series E, par value $1.00 per share; (b) 5.72% Cumulative Preferred Stock, Series F, par value $1.00 per share; (c) 5.49% Cumulative Preferred Stock, Series G, par value $1.00 per share ((a), (b) and (c) collectively referred to as the “Preferred Stock”) the due and punctual payment of (i) any accumulated and unpaid dividends that have been properly declared by the board of directors of Bear Stearns on the Preferred Stock out of funds legally available therefor, (ii) the aggregate of the liquidation amount payable by Bear Stearns upon the Preferred Stock upon a voluntary or involuntary dissolution, winding-up or liquidation of Bear Stearns and (iii) the amount payable by Bear Stearns on redemption of the Preferred Stock upon shares of Preferred Stock duly called for redemption, as and to the extent applicable (without duplication of amounts theretofore paid by Bear Stearns) when and as the same shall become due and payable, according to the terms of the Preferred Stock as set forth in the applicable certificate of designations, which set forth the designation, rights and privileges of the applicable series of Preferred Stock with respect to which the guarantee is granted, regardless of any defense, right of setoff or counterclaim that Bear Stearns may have or assert.

     As a result of the Guarantees, pursuant to Rule 3-10 of Regulation S-X and Rule 12h-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Bear Stearns will cease to separately file current and periodic reports with the Securities and Exchange Commission under the Exchange Act. Those guaranteed securities that are listed on the New York Stock Exchange or the American Stock Exchange, as applicable, will continue to be so listed.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.2	Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.3	Third Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.4	First Amendment, dated as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee, to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001.

4.5	Preferred Stock Guarantee, dated effective as of June 30, 2008, executed by JPMorgan Chase & Co.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEAR STEARNS COMPANIES INC.
(Registrant)
By: /s/ Anthony J. Horan
Name: Anthony J. Horan
Title: Vice President and Secretary

Dated: June 30, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.2	Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.3	Third Supplemental Indenture, dated effective as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee.

4.4	First Amendment, dated as of June 30, 2008, among The Bear Stearns Companies Inc., JPMorgan Chase & Co. and The Bank of New York, as trustee, to the Preferred Securities Guarantee Agreement, dated as of May 10, 2001.

4.5	Preferred Stock Guarantee, dated effective as of June 30, 2008, executed by JPMorgan Chase & Co.